Debt	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
Debt

(6)   DEBT

Long-term debt, net, consists of the following as of September 30, 2020 and December 31, 2019:

	September 30, 2020	December 31, 2019
Term Loan due 2027	$2,189.0	$—
ABL Revolving Credit Facility	100.0	145.2
Term Loan due 2023	—	2,070.0
9.250% Notes due 2024	—	750.0
12.00%/13.00% Senior PIK Toggle Notes due 2022	—	500.0
10.00% Notes due 2024	—	120.0
Unamortized discount and issuance costs	(32.2)	(117.9)
	2,256.8	3,467.3
Less: Current Portion	(22.0)	—
Total long-term debt, net of current portion	$2,234.8	$3,467.3

Contractual maturities of the Company’s debt obligations as of September 30, 2020 are shown below:

	Term Loan	ABL	Short-term borrowings	Total
Remainder of 2020	$5.5	$—	$19.1	$24.6
2021	22.0	—	—	22.0
2022	22.0	—	—	22.0
2023	22.0	—	—	22.0
2024	22.0	—	—	22.0
2025	22.0	100.0	—	122.0
Thereafter	2,073.5	—	—	2,073.5
Total	$2,189.0	$100.0	$19.1	$2,308.1

On March 2, 2020, we completed a refinancing by entering into (i) Amendment No. 5 to the Prior-Asset Based Revolving Credit Agreement (as defined below), by and among, inter alia, Vertiv Group Corporation, a Delaware corporation (“Vertiv Group” or the “Borrower”) and an indirect wholly owned subsidiary of Vertiv Holdings Co, Vertiv Intermediate Holding II Corporation, a Delaware corporation (“Holdings”) and the direct parent of Vertiv Group, certain direct and indirect subsidiaries of Vertiv Group, as co-borrowers and guarantors thereunder, various financial institutions from time to time party thereto, as lenders, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “ABL Agent”), and certain other institutions as additional agents and letter of credit issuers (the “ABL Amendment” and, the Prior Asset-Based Revolving Credit Agreement as amended by the ABL Amendment, the “ABL Revolving Credit Facility”), which ABL Amendment extended the maturity of, and made certain other modifications to, the Prior Asset-Based Revolving Credit Agreement and (ii) a new Term Loan Credit Agreement, by and among, inter alia, Holdings, Vertiv Group, as borrower, various financial institutions from time to time party thereto (the “Term Lenders”), and Citibank, N.A., as administrative agent (in such capacity, the “Term Agent”) (the “Term Loan Credit Agreement”), which Term Loan Credit Agreement provided for a $2,200.0 senior secured term loan, the proceeds of which were used, together with certain borrowings under the ABL Revolving Credit Facility, to repay or redeem, as applicable, in full certain existing indebtedness and to pay certain fees and expenses as further set forth below. The refinancing transactions have resulted in a reduction of our debt service requirements going forward and an extension of the maturity profile of our indebtedness.

On the Closing Date and prior to the completion of the refinancing transactions, Vertiv used a portion of the proceeds from the Business Combination, including the PIPE Investment, to repay $176.0 of the outstanding indebtedness under the Prior Asset-Based Revolving Credit Agreement and approximately $1,285.9 of the outstanding indebtedness under the Prior Term Loan Facility (as defined below).

In connection with the repayment from the Business Combination and the subsequent refinancing transactions, we recognized a $99.0 write-off of deferred financing fees and a $75.0 early redemption premium on Prior Notes (as defined below). The write-off is recorded in Loss on extinguishment of debt in the unaudited condensed consolidated statement of earnings (loss).

Term Loan due 2027

Pursuant to the Term Loan Credit Agreement, the Term Lenders made $2,200.0 in senior secured term loans (the “Term Loan”) to the Borrower. The proceeds of the Term Loan, together with certain borrowings under the ABL Revolving Credit Facility, were used to repay or redeem in full the outstanding indebtedness (the “Refinancing”) of the Borrower and of Vertiv Intermediate Holding Corporation, a Delaware corporation (“Holdco”) and an indirect parent of the Borrower, under the Prior Term Loan Facility and the Prior Notes (as defined below) and to pay fees and expenses in connection with (a) entry into the Term Loan Credit Agreement, (b) entry into the ABL Revolving Credit Facility and (c) such repayments and redemptions.

Subject to certain conditions and without consent of the then-existing Term Lenders (but subject to the receipt of commitments), the Borrower may incur additional loans under the Term Loan Credit Agreement (as an increase to the Term Loan or as one or more new tranches of term loans) (“Incremental Term Loans”) in an aggregate principal amount of up to the sum of (a) the greater of $325.0 and 60.0% of Consolidated EBITDA (as defined in the Term Loan Credit Agreement), plus (b) an amount equal to all voluntary prepayments, repurchases and redemptions of pari passu term loans borrowed under the Term Loan Credit Agreement and of certain other pari passu indebtedness incurred outside the Term Loan Credit Agreement utilizing capacity that would otherwise be available for Incremental Term Loans, plus (c) an unlimited amount, so long as on a pro forma basis after giving effect thereto, (i) with respect to indebtedness secured by the Collateral (as defined below) on a pari passu basis with the Term Loan, the Consolidated First Lien Net Leverage Ratio (as defined in the Term Loan Credit Agreement) would not exceed 3.75:1.00 and (ii) with respect to indebtedness incurred outside of the Term Loan Credit Agreement and secured by the Collateral on a junior basis with the Term Loan or that is unsecured, the Consolidated Total Net Leverage Ratio (as defined in the Term Loan Credit Agreement) would not exceed either (A) 5.25:1.00 or (B) if such indebtedness is incurred in connection with a permitted acquisition or other permitted investment, the Consolidated Total Net Leverage Ratio in effect immediately prior to the consummation of such transaction (the amounts referred to in clauses (a), (b) and (c), collectively, the “Incremental Amount”). Subject to certain conditions, the Borrower may incur additional indebtedness outside of the Term Loan Credit Agreement using the then-available Incremental Amount in lieu of Incremental Term Loans.

The Term Loan amortizes in equal quarterly installments in an amount equal to 1.00% per annum of the principal amount, which commenced June 30, 2020. The interest rate applicable to the Term Loan is, at the Borrower’s option, either (a) the base rate (which is the highest of (i) the prime rate of Citibank, N.A. on such day, (ii) the greater of the then-current (A) federal funds rate set by the Federal Reserve Bank of New York and (B) rate comprised of both overnight federal funds and overnight LIBOR, in each case, plus 0.50%, (iii) LIBOR for a one month interest period, plus 1.00% and (iv) 1.00%), plus 2.00% or (b) one-, two-, three- or six-month LIBOR or, if agreed by all Term Lenders, 12-month LIBOR or, if agreed to by the Term Agent, any shorter period (selected at the option of the Borrower), plus 3.00%. Additionally, concurrent with the refinancing, Vertiv Group entered into interest rate swap agreements with an initial notional amount of $1,200.0, which will reduce to $1,000.0 in 2021 and remain at $1,000.0 until the maturity of the Term Loan Credit Agreement in 2027. The swap transactions exchange floating rate interest payments for fixed rate interest payments on the notional amount to reduce interest rate volatility. The borrowing rate of the Term Loan as of September 30, 2020 was 3.16%.

The Borrower may voluntarily prepay the Term Loan, in whole or in part, subject to minimum amounts, with prior notice but without premium or penalty (other than, subject to certain exclusions, a 1.00% premium on any prepayment in connection with a repricing transaction prior to the date that is six months after entry into the Term Loan Credit Agreement). The Borrower is required to repay the Term Loan with 50% of Excess Cash Flow (as defined in the Term Loan Credit Agreement), 100% of the net cash proceeds of certain asset sales and casualty and condemnation events and the incurrence of certain other indebtedness, in each case, subject to certain step-downs, reinvestment rights, thresholds and other exceptions.

The Borrower’s obligations under the Term Loan Credit Agreement are guaranteed by Holdings and all of the Borrower’s direct and indirect wholly-owned U.S. subsidiaries (subject to certain permitted exceptions) (collectively, the “Guarantors”). Subject to certain exceptions, the obligations of the Borrower and the Guarantors under the Term Loan Credit Agreement and related documents are secured by a lien on substantially all of the assets of the Borrower and the Guarantors (the “Collateral”).

The Term Loan Credit Agreement contains customary representations and warranties, affirmative, reporting and negative covenants, and events of default.

ABL Revolving Credit Facility

The ABL Amendment extended the maturity of, and made certain other modifications to, the Revolving Credit Agreement, dated as of November 30, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to March 2, 2020, the “Prior Asset-Based Revolving Credit Agreement”), by and among Holdings, the Borrower, certain subsidiaries of the Borrower, as co-borrowers, various financial institutions from time to time party thereto, as lenders (after giving effect to the ABL Amendment, the “ABL Lenders”), the ABL Agent and certain other institutions from time to time party thereto as additional agents and letter of credit issuers. The ABL Revolving Credit Facility is available to the Borrower and the Co-Borrowers and provides for revolving loans in various currencies and under U.S. and foreign subfacilities, in an aggregate amount up to $455.0 with a letter of credit subfacility of $200.0 and a swingline subfacility of $75.0, in each case, subject to various borrowing bases. Borrowings under the ABL Revolving Credit Facility are limited by borrowing base calculations based on the sum of specified percentages of eligible accounts receivable, certain eligible inventory and certain unrestricted cash, minus the amount of any applicable reserves. Borrowings under the ABL Revolving Credit Facility were used on March 2, 2020, together with the proceeds of the Term Loan, to consummate the Refinancing and for working capital purposes. Going forward, borrowings under the ABL Revolving Credit Facility may be used for working capital and general corporate purposes. Unless terminated subject to the terms of the ABL Revolving Credit Facility, all commitments under the ABL Revolving Credit Facility shall terminate, and any loans outstanding thereunder shall mature, on the fifth year anniversary of entry into the ABL Amendment.

Subject to certain conditions and without the consent of the then-existing ABL Lenders (but subject to the receipt of commitments), commitments under the ABL Revolving Credit Facility may be increased to up to $600.0.

The interest rate applicable to loans denominated in U.S. dollars under the ABL Revolving Credit Facility is, at the Borrower’s option, either (a) the base rate (which is the highest of (i) the prime rate of JPMorgan Chase Bank, N.A. on such date, (ii) the greater of the then-current (A) federal funds rate set by the Federal Reserve Bank of New York and (B) rate comprised of both overnight federal and overnight LIBOR, in each case, plus 0.50%, (iii) LIBOR for a one month interest period, plus 1.00% and (iv) 1.00%), plus an applicable margin (the “Base Rate Margin”) ranging from 0.25% to 0.75%, depending on average excess availability or (b) one-, two-, three- or six-month LIBOR or, if available to all ABL Lenders, 12-month LIBOR or any shorter period (selected at the option of the Borrower), plus an applicable margin (the “LIBOR Margin” and collectively, with the Base Rate Margin, the “Applicable Margins”) ranging from 1.25% to 1.75%, depending on average excess availability. Certain “FILO” denominated loans have margins equal to the Applicable Margins, plus an additional 1.00%. Loans denominated in currencies other than U.S. dollars are subject to customary interest rate conventions and indexes, but in each case, with the same Applicable Margins. In addition, the following fees are applicable under the ABL Revolving Credit Facility: (a) an unused line fee of 0.25% per annum on the unused portion of the commitments under the ABL Revolving Credit Facility, (b) letter of credit participation fees on the aggregate stated amount of each letter of credit equal to the LIBOR Margin and (c) certain other customary fees and expenses of the lenders, letter of credit issuers and agents thereunder.

The Borrower’s and Co-Borrowers’ obligations under the ABL Revolving Credit Facility are guaranteed by the Guarantors (including certain Co-Borrowers as to the obligations of other Co-Borrowers) and, subject to certain exclusions, certain non-U.S. restricted subsidiaries of the Borrower (the “Foreign Guarantors”). No Foreign Guarantor guarantees the obligations of the Borrower or any Co-Borrower that is a U.S. subsidiary of the Borrower. Subject to certain exceptions, the obligations of the Borrower, Co-Borrowers, Guarantors and Foreign Guarantors under the ABL Revolving Credit Facility and related documents are secured by a lien on the Collateral and, subject to certain exceptions and exclusions, certain assets of the Co-Borrowers that are non-U.S. subsidiaries of the Borrower and certain assets of the Foreign Guarantors (collectively, the “Foreign Collateral”). None of the Foreign Collateral secures the obligations of the Borrower or any Co-Borrower that is a U.S. subsidiary of the Borrower.

The ABL Revolving Credit Facility contains customary representations and warranties, affirmative, reporting (including as to borrowing base-related matters) and negative covenants, and events of default. The ABL Revolving Credit Facility requires the maintenance of a minimum Consolidated Fixed Charge Coverage Ratio (as defined in the ABL Revolving Credit Facility) on any date when Global Availability (as defined in the ABL Revolving Credit Facility) is less than the greater of (a) 10.0% of the aggregate commitments and (b) $30.0, have a consolidated Fixed Charge Coverage Ratio of at least 1.00 to 1.00, tested for the four fiscal quarter period ended on the last day of the most recently ended fiscal quarter for which financials have been delivered, and at the end of each succeeding fiscal quarter thereafter until the date on which Global Availability has exceeded the greater of (a) 10.0% of the aggregate commitments and (b) $30.0 for 30 consecutive calendar days.

At September 30, 2020, Vertiv Group and the Co-Borrowers had $333.5 of availability under the ABL Revolving Credit Facility, net of letters of credit outstanding in the aggregate principal amount of $21.5, and taking into account the borrowing base limitations set forth in the ABL Revolving Credit Facility and a weighted average borrowing rate of 1.7 percent

Short-term Borrowings

At September 30, 2020, the Company had $19.1 of short-term debt outstanding associated with the execution of a loan agreement and receipt of bank accepted drafts related to one of its international subsidiaries. The entire $19.1 of short-term borrowings outstanding at September 30, 2020 is expected to be repaid by the end of the first quarter of 2021. At September 30, 2020 there was no remaining availability under the agreement.

Prior Term Loan Facility

On November 30, 2016, Vertiv Group and Holdings entered into a term loan credit agreement with various financial institutions from time to time party thereto as lenders and JPMorgan Chase Bank, N.A., as administrative agent (as amended from time to time prior to March 2, 2020, the “Prior Term Loan Facility”). The Prior Term Loan Facility initially provided for a $2,320.0 senior term loan. On December 22, 2017, Vertiv Group obtained an additional $325.0 incremental term loan under the Prior Term Loan Facility. After accounting for prepayments and amortization, at December 31, 2019, the principal balance of the outstanding term loans was $2,070.0. On March 2, 2020, the Prior Term Loan Facility was fully repaid as noted above.

Redemption of Prior Notes

On January 31, 2020, Vertiv commenced a process to refinance the indebtedness governed by the Prior Term Loan Facility and amend and extend the Prior Asset-Based Revolving Credit Agreement. In connection with these refinancing transactions, Vertiv called all of Holdco’s $500.0 of 12.00%/13.00% Senior PIK Toggle Notes due 2022 (the “2022 Senior Notes”), Vertiv Group’s $750.0 of 9.250% Senior Notes due 2024 (“2024 Senior Notes”) and Vertiv Group’s $120.0 of 10.00% Senior Secured Second Lien Notes due 2024 (the “2024 Senior Secured Notes” and, collectively with the 2022 Senior Notes and 2024 Senior Notes, our “Prior Notes”) for conditional redemption on March 2, 2020, in accordance with the respective indentures. A total of $0.5 principal amount of 2024 Senior Notes had been previously tendered pursuant to the change of control offer made in connection with the Business Combination and were repurchased on February 7, 2020. The remaining balance of the Prior Notes was redeemed in full on March 2, 2020. In connection with the redemption of the Prior Notes on March 2, 2020, we recognized a $75.0 redemption premium and $34.3 write-off of deferred debt issuance costs during the nine months ended September 30, 2020, included in Other deductions, net.